UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2018

PROPANC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

(Address of principal executive offices) (Zip Code)

61 03 9882 6723

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

Eagle Equities, LLC Note

Effective October 2, 2018, Propanc Biopharma, Inc. (the “Company”) entered into a securities purchase agreement (the “Eagle Purchase Agreement”) with Eagle Equities, LLC (“Eagle Equities”), pursuant to which Eagle Equities purchased a convertible promissory note (the “October 2018 Eagle Note”) from the Company in the aggregate principal amount of $210,000, such principal and the interest thereon convertible into shares of the Company’s common stock at the option of Eagle Equities any time after the six month anniversary of the October 2018 Eagle Note. The transactions contemplated by the Eagle Purchase Agreement closed on October 3, 2018. Pursuant to the terms of the Eagle Purchase Agreement, Eagle Equities deducted $10,000 from the principal payment due under the October 2018 Eagle Note, at the time of closing, to be applied to its legal expenses. The Company intends to use the net proceeds from the October 2018 Eagle Note for general working capital purposes.

The maturity date of the October 2018 Eagle Note is October 2, 2019. The October 2018 Eagle Note shall bear interest at a rate of 8% per annum, which interest shall be paid by the Company to Eagle Equities in shares of common stock upon receipt of a notice of conversion by the Company from Eagle Equities at any time after the six month anniversary of the October 2018 Eagle Note.

Additionally, Eagle Equities has the option to convert all or any amount of the principal amount of the October 2018 Eagle Note, at any time, for shares of the Company’s common stock at a price equal to 60% of the lowest closing bid price (the “Closing Bid Price”) of the Company’s common stock as reported on the OTC Markets Group, Inc. quotation system for the ten prior trading days, including the day upon which the Company receives a notice of conversion from Eagle Equities (the “Conversion Price”). However, in the event that the Company’s common stock is restricted by the Depository Trust Company (“DTC”) for any reason, the Conversion Price shall be lowered to 50% of the lowest Closing Bid Price for the duration of such restriction. If the Company fails to maintain a reserve of shares of its common stock at least four times the number of shares issuable upon conversion of the October 2018 Eagle Note for at least 60 days after the issuance of the October 2018 Eagle Note, the conversion discount shall be increased by 10%. Notwithstanding the foregoing, Eagle Equities shall be restricted from effecting a conversion if such conversion, along with other shares of the Company’s common stock beneficially owned by Eagle Equities and its affiliates, exceeds 4.99% of the outstanding shares of the Company’s common stock.

The October 2018 Eagle Note may be prepaid until March 31, 2019. If the October 2018 Eagle Note is prepaid within 60 days of the issuance date, then the prepayment premium shall be 130% of the principal amount plus any accrued interest; if the October 2018 Eagle Note is prepaid after 60 days from the issuance date, but less than 121 days from the issuance date, then the prepayment premium shall be 140% of the principal amount plus any accrued interest; and if the October 2018 Eagle Note is prepaid after 120 days from the issuance date, but on or before 180 days after the issuance date, then the prepayment premium shall be 150% of the principal amount plus any accrued interest.

Upon a transfer of all or substantially all of the assets of the Company, or certain reorganization, merger or consolidation events, Eagle Equities may either request that the Company redeem the October 2018 Eagle Note in cash for 150% of the principal amount, plus any accrued but unpaid interest through the date of redemption, or convert the unpaid principal amount plus any accrued but unpaid interest into shares of the Company’s common stock at the Conversion Price.

The October 2018 Eagle Note contains certain events of default, including failure to timely issue shares upon receipt of a notice of conversion, as well as certain customary events of default, including, among others, a breach of the covenants, insolvency, bankruptcy and failure by the Company to pay the principal and interest due under the October 2018 Eagle Note.

Upon an event of default, interest on the outstanding principal shall accrue at a default interest rate of 24% per annum or at the highest rate permitted by law. In the event that the Company fails to deliver to Eagle Equities shares of common stock issuable upon conversion of principal or interest under the October 2018 Eagle Note within three business days of a notice of conversion by Eagle Equities, including an opinion of counsel, the Company shall incur liquidated damages of $250 per day the shares are not issued from the fourth to ninth business day after the notice is delivered to the Company and on the tenth day and thereafter, the liquidated damages shall increase to $500 per day.

Additional default penalties include: (i) in the event that the Company loses a bid price for its stock on its marketplace, the outstanding principal under the October 2018 Eagle Note shall increase by 20%; (ii) in the event that the Company’s common stock is delisted from any exchange or quotation system, or if its trading is suspending for more than ten consecutive days, or if the Company fails to meet its required reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the outstanding principal under the October 2018 Eagle Note shall increase by 50%; and (iii) in the event that the Company is delinquent in filing its periodic reports under the Exchange Act and such delinquency continues after the six month anniversary of the issuance date of the October 2018 Eagle Note, then Eagle Equities shall be entitled to use the lowest close bid price during the delinquency period as a base price for the conversion.

The foregoing description of the Eagle Purchase Agreement and the October 2018 Eagle Note does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement and instrument, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

The October 2018 Eagle Note was issued, and any shares to be issued pursuant to any conversion of the October 2018 Eagle Note shall be issued, in a private placement in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder.

GS Capital Partners, LLC Notes

Effective October 2, 2018, the Company entered into a securities purchase agreement (the “GS Capital Purchase Agreement”) with GS Capital Partners, LLC (“GS Capital”), pursuant to which GS Capital purchased two 8% unsecured convertible redeemable notes (the “Notes”) from the Company in the aggregate principal amount of $212,000, such principal and the interest thereon convertible into shares of the Company’s common stock. The purchase price of $106,000 of the first note (the “First Note”) was paid in cash by GS Capital on October 3, 2018. After payment of certain legal fees and expenses, net proceeds to the Company from the First Note totaled $100,700. The Company intends to use the proceeds from the First Note for general working capital purposes. The purchase price of $106,000 of the second note (the “Back End Note”) was initially paid for by GS Capital issuing to the Company an offsetting $106,000 collateralized secured note (the “GS Capital Note”). The terms of the Back End Note require cash funding prior to any conversion thereunder, and such cash funding shall occur on or before June 2, 2019.

The maturity date of the First Note is October 2, 2019 (the “Maturity Date”). The First Note shall bear interest at a rate of 8% per annum, which interest shall be paid by the Company to GS Capital in shares of common stock at any time GS Capital sends a notice of conversion to the Company. GS Capital is entitled to, at its option, convert all or any amount of the principal amount and any accrued but unpaid interest of the First Note into shares of the Company’s common stock, at any time after April 2, 2019, at a conversion price for each share of common stock equal to 61% of the lowest closing bid price of the Company’s common stock as reported on the exchange or quotation system on which the Company’s shares are then traded for the ten prior trading days including the day upon which a notice of conversion is received by the Company from GS Capital. In the event the Company experiences a DTC “chill” on its shares, the conversion price shall be decreased to 52% instead of 61% while the “chill” is in effect. In addition, if the Company fails to maintain the required share reserve (as described below) 60 days after the issuance of the First Note, the conversion discount shall be increased by 10%. Notwithstanding the foregoing, GS Capital shall be restricted from effecting a conversion if such conversion, along with other shares of the Company’s common stock beneficially owned by GS Capital and its affiliates, exceeds 4.99% of the outstanding shares of the Company’s common stock.

The First Note may be prepaid until 180 days from the issuance date with the following penalties: (i) if the First Note is prepaid within 90 days of the issuance date, then the prepayment premium shall be 115% of the principal amount plus any accrued interest; and (ii) if the First Note is prepaid after 90 days after the issuance date, but less than 181 days after the issuance date, then the prepayment premium shall be 125% of the principal amount plus any accrued interest.

The Company reserved 3,949,000 shares of its common stock for conversions under the First Note. Upon full conversion of the First Note, any remaining shares reserve shall be cancelled. The Company shall at all times reserve a minimum of two and a half times the number of shares required if all outstanding principal under the First Note would be fully converted, and GS Capital may reasonably request increases from time to time to reserve share amounts.

Pursuant to the terms of the GS Capital Purchase Agreement, the Company also agreed that GS Capital can deduct $5,300 from each of the principal payments due under the First Note and the Back End Note, at the time of cash funding, in connection with GS Capital Partner’s legal fees and expenses. In addition, for so long as GS Capital owns any shares of common stock issued upon conversion of the Notes (the “Conversion Shares”), the Company agreed to secure and maintain the listing or quotation of such shares of common stock. The Company also agreed to comply with certain of its reporting and filing obligations. The Company also agreed to be subject to certain customary negative covenants under the First Note and the GS Capital Purchase Agreement.

The First Note contains certain events of default, including failure to timely issue shares upon receipt of a notice of conversion, as well as certain customary events of default, including, among others, breach of covenants, including but not limited to those covenants described above, breach of representations or warranties, insolvency, bankruptcy, incurring one or more judgments in excess of $250,000 in the aggregate, inability to pay debts generally as they mature, liquidation and failure by the Company to pay the principal and interest due under the First Note.

Upon an event of default, and unless cured within five days and unless such event of default shall have been waived in writing by GS Capital, at the option of GS Capital and in GS Capital’s sole discretion, GS Capital may consider the First Note immediately due and payable without demand or further notice of any kind, other than notice of acceleration. Further, upon an event of default, interest on the outstanding principal shall accrue at a default interest rate of 24% per annum, or if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law.

In the event that the Company fails to deliver to GS Capital shares of the Company’s common stock issuable upon conversion of principal or interest under the First Note within three business days of a notice of conversion by GS Capital, the Company shall incur a penalty of $250 per day the shares are not issued beginning on the fourth day after the conversion notice was delivered to the Company. Such payment of damages shall increase to $500 per day beginning on the tenth day. In the event that the Company shall cause to lose the “bid” price for its stock in the exchange or quotation system on which its shares of common stock are listed, the outstanding principal amount under the First Note shall be increased by 20% as a liquidated damages payment. In the event that the either Note is not paid on the Maturity Date, the outstanding principal due under the First Note shall be increased by 10%. Further, if the Company is delinquent in its required periodic filings, or continues to be after March 27, 2019, then GS Capital shall be entitled to use the lowest closing bid price during such delinquency period as a base price for conversion. In the event that the Company’s common stock is delisted from any exchange or quotation system, or if its trading is suspending for more than ten consecutive days, or if the Company fails to meet its required reporting obligations under the Exchange Act, the outstanding principal under the First Note shall increase by 50%.

The terms and conditions of the Back End Note are substantially the same as the First Note, with the following exceptions. The Back End Note is not convertible until it is funded in cash on or before June 2, 2019; provided that in no event will GS Capital be entitled to fund the Back End Note in cash if (i) the Company’s common stock has a closing bid price of less than $0.045 per share for at least five consecutive trading days immediately prior to such funding, or (ii) the aggregate dollar trading volume of the Company’s common stock is less $40,000 in any five consecutive trading days immediately prior to such funding.

Once the Back End Note is funded in cash, GS Capital is entitled, at its option, at any time thereafter, to convert all or any amount of the outstanding principal amount of the Back End Note into shares of the Company’s common stock, and sixty days after the issuance of the Back End Note the Company must reserve a minimum of two and a half times the number of shares required if all outstanding principal under the Back End Note would be fully converted. The Back End Note may not be prepaid. However, in the event that the Back End Note has not been cash paid and the First Note is redeemed within the first six months of issuance, the Back End Note will be deemed cancelled and of no further effect. The Back End Note is subject to covenants and events of default substantially similar to those of the First Note.

Pursuant to the GS Capital Note, GS Capital agreed to pay the Company $106,000 no later than June 2, 2019, unless the Company fails to meet certain current information requirements pursuant to Rule 144 promulgated under the Securities Act, in which case the GS Capital may declare the Back End Note to be in default and GS Capital may then cross cancel its payment obligations under the GS Capital Note, as well as the Company’s payment obligations under the Back-End Note. The GS Capital Note bears interest at the rate of 8% per annum. All principal and accrued interest under the GS Capital Note shall be due and payable no later than June 2, 2019.

The GS Capital Note shall be secured by the pledge of the Back End Note, which collateral GS Capital may exchange for other collateral with an appraised market value of at least $106,000.00 by providing three business days prior written notice to the Company. Notwithstanding the foregoing, an exchange of collateral for $106,000.00 in cash shall not require the approval of the Company. All collateral shall be retained by an escrow agent. GS Capital may not effect any conversions under the Back End Note until it has made full cash payment for the portion of the Back End Note being converted.

The GS Capital Note contains certain events of default, including the initiation of any bankruptcy, insolvency, moratorium, receivership or reorganization by or against GS Capital, or a general assignment of assets by GS Capital for the benefit of creditors. Upon the occurrence of any such events of default, the entire unpaid principal balance of the GS Capital Note and all of the accrued but unpaid interest thereon shall be immediately due and payable. GS Capital may offset amounts due to the Company under the GS Capital Note by similar amounts that may be due to GS Capital by the Company resulting from breaches under the Back End Note.

The foregoing description of the GS Capital Purchase Agreement, the First Note, the Back End Note and the GS Capital Note does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement and instruments, which are filed as Exhibits 10.2, 4.2, 4.3 and 4.4, respectively, to this Current Report and are incorporated herein by reference.

The First Note, the Back End Note and the GS Capital Note were issued, and any shares to be issued pursuant to any conversion of the First Note and the Back End Note shall be issued, in a private placement in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement by a Registrant

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01	Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1*	8% Convertible Redeemable Note, dated October 2, 2018, issued by the Company to Eagle Equities, LLC.
4.2*	8% Convertible Redeemable Note, dated October 2, 2018, issued by the Company to GS Capital Partners, LLC.
4.3*	8% Convertible Redeemable Back End Note, dated October 2, 2018, issued by the Company to GS Capital Partners, LLC.
4.4*	Collateralized Secured Promissory Note, dated October 2, 2018, issued by GS Capital Partners, LLC to the Company.
10.1*	Securities Purchase Agreement, dated October 2, 2018, by and between the Company and Eagle Equities, LLC.
10.2*	Securities Purchase Agreement, dated October 2, 2018, by and between the Company and GS Capital Partners, LLC.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPANC BIOPHARMA, INC.

	By:	/s/ James Nathanielsz
	Name:	James Nathanielsz
Dated: October 5, 2018	Title:	Chief Executive Officer and Chief Financial Officer